Property and Equipment, net	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Property and Equipment, net

NOTE 5 – Property and Equipment, net

Property and equipment consisted of the following (in thousands):

	December 31, 2024	December 31, 2023
Computer and office equipment	$177	$179
Furniture and fixtures	11	12
Leasehold improvements	4	6
Software	-	1
Total	192	198
Less: accumulated depreciation and amortization	(128)	(83)
Total Property and Equipment, Net	$64	$115

Depreciation and amortization expense was approximately $79 thousand, $75 thousand, and $19 thousand for the year ended December 31, 2024 (Successor), for the period from March 15, 2023, to December 31, 2023 (Successor), and for the period from January 1, 2023 to March 14, 2023 (Predecessor), respectively.